Exhibit 99.18

MBNA MASTER CREDIT CARD TRUST II

SERIES 1997-E

KEY PERFORMANCE FACTORS
February 28, 2001



        Expected B Maturity                                         4/15/02


        Blended Coupon                                              5.7924%



        Excess Protection Level
          3 Month Average   5.00%
          February, 2001   7.47%
          January, 2001   7.16%
          December, 2000   0.39%


        Cash Yield                                  19.50%


        Investor Charge Offs                         4.62%


        Base Rate                                    7.41%


        Over 30 Day Delinquency                      5.13%


        Seller's Interest                            8.26%


        Total Payment Rate                          13.44%


        Total Principal Balance                     $57,174,868,500.05


        Investor Participation Amount               $750,000,000.00


        Seller Participation Amount                 $4,724,177,938.56